UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 28, 2005

WII COMPONENTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-115490		73-1662631
(Commission File Number)		(I.R.S. Employer Identification No.)

525 Lincoln Avenue, SE	St. Cloud, MN	56304
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code    (320) 252-1503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02               Recent Sales of Unregistered Securities

On July 28, 2005, WII Components, Inc. entered into a definitive Common Stock Purchase Agreement (the “Agreement”) with certain of its existing stockholders pursuant to which it issued 1,016,488 shares of its voting Common Stock for an aggregate of $4,746,988.96 or $4.67 per share.

Item 8.01.              Other Events

On July 28, 2005, Woodcraft Industries, Inc., a wholly-owned subsidiary of the issuer, acquired substantially all of the assets of Dimension Moldings, Inc., an Ohio corporation in the business of manufacturing hardwood cabinet moldings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WII COMPONENTS, INC.

Date: August 4, 2005	By:	/S/ Dale Herbst
Name: Dale Herbst
Title: Chief Financial Officer